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                                EXHIBIT 21.1

                                SUBSIDIARIES

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
NAME OF SUBSIDIARY                               WHICH IS DOING BUSINESS AS     STATE OF          STATES QUALIFIED TO DO BUSINESS
                                                                                INCORPORATION
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
USWeb Acquisition Corporation 101                USWeb San Francisco           DE                 CA
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USWeb Acquisition Corporation 102                USWeb DC                      DE                 DC, PA
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USWeb Milwaukee Corporation                      USWeb Milwaukee               DE                 WI
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USWeb Seattle Corporation                                                      DE                 WA
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USWeb Silicon Valley Corporation                                               DE                 CA
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USWeb Acquisition Corporation 106                USWeb LA Metro                DE                 CA
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USWeb Atlanta Corporation                        USWeb Atlanta                 DE                 GA, TX
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USWeb Pittsburgh Corporation                     USWeb Pittsburgh              DE                 PA
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USWeb Phoenix Corporation                                                      DE                 AZ
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USWeb Chicago Corporation                        USWeb Chicago Metro           DE                 IL
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USWeb Acquisition Corporation 111                USWeb Hollywood               DE                 CA, FL
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USWeb Acquisition Corporation 112                USWeb New York Central        DE                 NY
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USWeb Marin Corporation                          USWeb Marin                   DE                 CA
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USWeb Acquisition Corporation 114                USWeb Long Island             DE                 NY
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USWeb Acquisition Corporation 115                                              DE
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USWeb Acquisition Corporation 116                                              DE                 WA
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USWeb Active Solutions Practice Corporation      USWeb San Mateo               DE                 CA
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USWeb Acquisition Corporation 118                USWeb LA Central              DE                 CA
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USWeb Detroit Corporation                        USWeb Detroit                 DE                 MI
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USWeb Acquisition Corporation 120                USWeb San Jose                DE                 CA
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USWeb Acquisition Corporation 121                Gray Peak Technologies, Inc.  DE                 NY
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USWeb Houston Corporation                        USWeb Houston                 DE                 TX
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USWeb Acquisition Corporation 123                Inter.logic.studios, inc.     DE                 TN, GA
                                                 Quest Interactive Media Inc.
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USWeb Acquisition Corporation 124                                              DE                 CA, CT, GA, NY
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USWeb Acquisition Corporation 125                Ikonic Interative Inc.        DE                 CA
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USWeb Acquisition Corporation 126                Ensemble Corporation          DE                 TX
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USWeb Acquisition Corporation 127                                              DE                 IL
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USWeb Acquisition Corporation 128                                              DE
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USWeb Acquisition Corporation 129                                              DE                 CA, WA
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USWeb Acquisition Corporation 130                                              DE                 MN
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USWeb Acquisition Corporation 131                                              DE                 MN
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USWeb Acquisition Corporation 132                                              DE
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USWeb Acquisition Corporation 133                                              DE
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CKS Group, Inc.                                                                DE                 CA
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USWeb Acquisition Corporation 135                                              DE
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USWeb Acquisition Corporation 136                                              DE
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USWeb Acquisition Corporation 137                                              DE
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Germany USWeb GmbH                                                             GERMANY
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Xplora                                                                         UK
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Sysicom S.A.                                                                   FRANCE
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